     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2003 of the JPMorgan Fleming Asia Equity Fund, JPMorgan Fleming European Fund, JPMorgan Fleming International Growth Fund and JPMorgan Fleming Japan Fund, each a series of J.P. Morgan Mutual Fund Group (the "Registrant").


I, George C.W. Gatch, certify that:


1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the JPMorgan Fleming Asia Equity Fund, JPMorgan Fleming European Fund, JPMorgan Fleming International Growth Fund and JPMorgan Fleming Japan Fund, each a series of the Registrant.



/s/ GEORGE C.W. GATCH
--------------------------------------
George C.W. Gatch
President

6/19/03
--------------------------------------
Date

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2003 of the JPMorgan Fleming Asia Equity Fund, JPMorgan Fleming European Fund, JPMorgan Fleming International Growth Fund and JPMorgan Fleming Japan Fund, each a series of J.P. Morgan Mutual Fund Group (the "Registrant").


I, David Wezdenko, certify that:


1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the JPMorgan Fleming Asia Equity Fund, JPMorgan Fleming European Fund, JPMorgan Fleming International Growth Fund and JPMorgan Fleming Japan Fund, each a series of the Registrant.




/s/ DAVID WEZDENKO
--------------------------------------
David Wezdenko
Treasurer

6/18/03
--------------------------------------
Date